UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

MATTHEWS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851

(Address of principal executive offices) (Zip Code)

(412) 442-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On September 27, 2024, Matthews International Corporation (“Matthews” or the “Company”) issued $300,000,000 aggregate principal amount of 8.625% Senior Secured Second Lien Notes due 2027 (the “Notes”). The Notes are governed by an indenture (the “Indenture”), dated as of September 27, 2024, by and among Matthews, certain direct and indirect subsidiaries of Matthews (the “Guarantors”), and Truist Bank, as trustee and collateral agent (the “Trustee”). The Notes mature on October 1, 2027, and interest on the Notes accrues at a rate of 8.625% per annum, payable in cash semi-annually on April 1 and October 1 of each year, commencing on April 1, 2025.

Matthews may redeem the Notes, in whole or in part, at any time on or after October 1, 2025 at the redemption prices (expressed as a percentage of principal amount of the Notes to be redeemed) set forth below, plus accrued and unpaid interest on the Notes, if any, to, but not including, the applicable date of redemption, if redeemed during the twelve-month period beginning on October 1 of each of the years indicated below:

Year	Percentage
2025	104.313%
2026 and thereafter	100.000%

Additionally, Matthews may redeem the Notes, in whole or in part, prior to their maturity date. At any time prior to October 1, 2025, Matthews may redeem up to 40% of the original principal amounts of the Notes with the proceeds of certain equity offerings at a redemption price equal to 108.625% of the aggregate principal amount of the redeemed Notes, plus accrued and unpaid interest, if any, to the date of redemption. Such redemption must occur within 180 days after the closing of any such equity offering. In addition, at any time prior to October 1, 2025, Matthews may redeem the Notes, in whole or in part, at a price equal to 100% of the aggregate principal amount of the Notes, plus a “make-whole” premium and accrued and unpaid interest, if any, to, but not including, the date of redemption.

The Notes will be the Company’s senior secured obligations, will be guaranteed on a senior secured basis by all of the Company’s existing and future domestic subsidiaries that are borrowers under or guarantee the obligations under that certain Third Amended and Restated Loan Agreement (as amended, the “Credit Agreement”), by and among Matthews, the other Borrowers party thereto, Citizens Bank, N.A., as administrative agent (the “Agent”), and the banks party thereto (the “U.S. Guarantors”), and will be guaranteed on a senior unsecured basis by all of the Company’s existing and future foreign subsidiaries that are borrowers under or guarantee the obligations under the Credit Agreement (the “Foreign Guarantors”). The Notes and the guarantees of the U.S. Guarantors will be secured by a second priority lien on substantially all of the Company’s and the U.S. Guarantors’ assets, subject to certain exceptions and permitted liens. Pursuant to the terms of the Intercreditor Agreement described below, the security interest in those assets that secure the Notes and the note guarantees of the U.S. Guarantors will be (i) contractually subordinated to liens thereon that secure the Company’s and its subsidiaries’ obligations under the Credit Agreement and other existing and future first priority obligations and (ii) contractually equal with the liens securing other future parity obligations. Consequently, the Notes and the note guarantees of the U.S. Guarantors will be (x) effectively subordinated to the Company’s and its subsidiaries’ obligations under the Credit Agreement and such other existing and future first priority obligations to the extent of the value of the collateral securing such debt after giving effect to first priority liens and other permitted liens and (y) effectively senior to our unsecured debt to the extent of the value of the collateral securing the Notes and the note guarantees of the U.S. guarantors after giving effect to first priority liens and permitted liens.

If the Company experiences the occurrence of specific kinds of changes of control, the Company must make an offer to purchase all of the outstanding Notes at 101% of their face amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

The Indenture will, among other things, limit the ability of Matthews and its subsidiaries, unless a subsidiary is subsequently designated as an unrestricted subsidiary, to:

•	incur additional indebtedness and guarantee indebtedness;

•	pay dividends or make other distributions or repurchase or redeem Matthews capital stock;

•	issue certain preferred stock or similar equity securities;

•	make loans and investments;

•	sell or otherwise dispose of assets;

•	incur liens;

•	enter into transactions with affiliates;

•	enter into agreements restricting Matthew’s subsidiaries’ ability to pay dividends; and

•	consolidate, merge or sell all or substantially all of Matthew’s assets.

These covenants are subject to a number of important exceptions and qualifications. In addition, during any period of time that the Notes have investment grade ratings from any two of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and Fitch Ratings Inc., many of the covenants will be suspended.

The Indenture also provides for certain customary events of default, including, but not limited to, (i) nonpayment of principal of or interest on the Notes when it becomes due and payable, (ii) failure to give timely notice of specified change of control triggering events, (iii) failure to comply with any other agreement under the Indenture, (iv) a default under other indebtedness of Matthews or its subsidiaries having a principal amount outstanding in excess of $75.0 million that results in acceleration of the maturity of such debt and (v) bankruptcy, insolvency or reorganization involving Matthews or a significant subsidiary. Such events of default would permit the principal and any accrued and unpaid interest on all of the then outstanding Notes to be declared by the Trustee or holders of at least 30% in aggregate principal amount of the then outstanding Notes to be immediately due and payable, except that in the event of bankruptcy, insolvency or reorganization-related events of default involving Matthews, the principal and any accrued and unpaid interest on all of the then outstanding Notes would automatically become due and payable.

Second Amended and Restated Pledge and Security Agreement

On September 27, 2024, concurrently with the closing of the offering of the Notes, and in connection with the Credit Agreement, the Company and the U.S. Guarantors (collectively, the “Grantors”), entered into a Second Amended and Restated Pledge and Security Agreement in favor of the Agent, for the benefit of itself and the other secured parties thereunder (the “First Lien Security Agreement”). Pursuant to the First Lien Security Agreement and the Intercreditor Agreement described below, each Grantor granted to the secured parties under the Credit Agreement a first priority security interest in substantially all of Grantors’ assets, subject to certain exceptions and permitted liens.

Second Lien Pledge and Security Agreement

On September 27, 2024, concurrently with the closing of the offering of the Notes, in connection with offering of the Notes and the Indenture, the Grantors entered into a Second Lien Pledge and Security Agreement in favor of the Trustee, as collateral agent for benefit of itself and the other secured parties referenced therein (including the holders of the Notes) (the “Second Lien Security Agreement”). Pursuant to the Second Lien Security Agreement and the Intercreditor Agreement described below, each Grantor granted to the secured parties thereunder, as security for the payment and performance of all of its secured obligations thereunder, a second priority security interest in substantially all of Grantors’ assets, subject to certain exceptions and permitted liens.

Intercreditor Agreement

On September 27, 2024, the Agent, in its capacity as administrative agent, and the Trustee, in its capacity as trustee and collateral agent, entered into, and the Grantors executed an acknowledgment of, an intercreditor agreement (the “Intercreditor Agreement”) to govern the relationship between the first lien secured parties as a group and the second lien secured parties as a group with respect to matters related to the collateral in which the Grantors granted security interests pursuant to the First Lien Security Agreement and the Second Lien Security Agreement.

The descriptions of the Notes, the Indenture, the First Lien Security Agreement, the Second Lien Security Agreement, and the Intercreditor Agreement contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete text of the Indenture, the Form of 8.625% Senior Secured Second Lien Note due October 1, 2027 included in the Indenture, the First Lien Security Agreement, the Second Lien Security Agreement, and the Intercreditor Agreement, copies of which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 respectively, and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On September 27, 2024, the Company irrevocably deposited, or caused to be deposited, with The Bank of New York Mellon Trust Company, N.A., as trustee (the “2025 Notes Trustee”) under the Indenture, dated as of December 6, 2017, by and among the Company, the guarantors party thereto, and the 2025 Notes Trustee (the “2017 Indenture”), as trust funds solely for the benefit of the holders of the Company’s 5.250% Senior Notes due 2025 issued under the 2017 Indenture (the “2025 Notes”), cash in U.S. dollars (the “Trust Funds”) in amounts sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the 2025 Notes not theretofore delivered to the 2025 Notes Trustee for cancellation, for principal of, premium, if any, and interest to, but not including, October 24, 2024, which is the redemption date of the 2025 Notes. After the deposit of such Trust Funds, the 2017 Indenture was satisfied and discharged in accordance with its terms. The Company paid for the discharge of the 2025 Notes using net proceeds from the offering of the Notes, together with borrowings under the Company’s senior credit facility under the Credit Agreement. As a result of the satisfaction and discharge of the 2017 Indenture, the Company has been released from its obligations under the 2017 Indenture, except those provisions of the 2017 Indenture that, by their terms, survive the satisfaction and discharge of the 2017 Indenture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Indenture” is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

On September 30, 2024, Matthews issued a press release announcing the completion of its private offering of the Notes. A copy of a press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Notes have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Notes, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-looking Information

Any forward-looking statements contained in this Current Report on Form 8-K are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company’s products, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company’s acquisitions and divestitures, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company’s internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company’s control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, the outcome of the Company’s dispute with Tesla, Inc., and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of September 27, 2024, by and among Matthews International Corporation, the guarantors party thereto, and Truist Bank, as trustee and collateral agent

4.2	Form of 8.625% Senior Secured Second Lien Note due October 1, 2027 (included in Exhibit 4.1)

10.1	Second Amended and Restated Pledge and Security Agreement, dated September 27, 2024, by Matthews International Corporation and the other grantors party thereto in favor of Citizens Bank, N.A., as administrative agent

10.2	Second Lien Pledge and Security Agreement, dated as of September 27, 2024, by Matthews International Corporation and the other grantors party thereto in favor of Truist Bank, as collateral agent

10.3	Intercreditor Agreement, dated as of September 27, 2024, by and among Citizens Bank, N.A., as administrative agent, and Truist Bank, as trustee and collateral agent, and acknowledged by Matthews International Corporation and the grantors party thereto

99.1	Press Release, dated September 30, 2024, issued by Matthews International Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola
Steven F. Nicola
Chief Financial Officer and Secretary

Date: September 30, 2024